UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22657

PSG Capital Management Trust

(Exact Name of Registrant as Specified in Charter)

8161 Maple Lawn Boulevard, Suite 400

Maple Lawn, MD 20759

(Address of Principal Executive Offices)(Zip Code)

Paracorp Incorporated

2140 S. Dupont Highway

Camden, DE 19934

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 S. High Street, Suite 1700

 Columbus, OH 43215

Registrant’s Telephone Number, including Area Code:  (301) 543-6000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PSG TACTICAL GROWTH FUND

ANNUAL REPORT

March 31, 2016

PSG Tactical Growth Fund

Manager Commentary

March 31, 2016

Over the past year, many asset classes exhibited significant volatility.  At one point in mid-February, 2016 the average US stock was down over 34% from its 52 week high price.1   2015 was a challenging environment for investors.  Most strategies produced negative returns.  Morningstar, Inc. is a leading provider of investment research.  As reported by the Mutual Fund Observer’s, David Snowball, in 2015, 17 of 17 asset allocation categories that Morningstar, Inc. tracks, from retirement income to tactical allocation lost money.  So did all 6 of 6 alternative or hedged fund categories.  Even legendary investor Warren Buffett, the CEO of Berkshire Hathaway Inc. did not escape the difficult markets.  Berkshire’s stock price declined 12.48% last year.

The PSG Tactical Growth Fund (the “Fund”) was also negatively impacted due primarily to the exposure to energy and commodity related securities, the above average allocation to equities and the volatile market environment.  For the 12 month period ended 3/31/16, the Fund returned (14.24%) versus its benchmark, the HFRX Absolute Return index, which returned (0.58%).

Unlike the index, our approach is contrarian at times which may lead us to invest in out of favor sectors.  After watching oil prices fall 50% from peak levels in early 2015, we believed that prices were in the process of bottoming as high cost producers would curtail production since it would be unprofitable.  The Fund had approximately 10% in energy related equities which positively impacted performance during the first 5 months of the 2015 calendar year as oil prices rebounded over 30%.

Beginning in June 2015, volatility began to negatively impact asset classes.   Energy prices which appeared to have stabilized reentered a bear market.  From the end of May 2015 to July 2015, crude oil prices collapsed by one-third and by the end of the year oil prices had suffered their worst 18-month collapse in price in decades.  This negatively impacted the Fund’s energy and commodity related investments.  As assets continued to sell-off during the 2nd half of 2015, many of our positions retreated to multi-year low prices.  Longer-term, we do not see oil prices remaining at these levels.  Supply and demand will balance.  High cost producers will disappear.  China and other emerging markets will demand more commodity based resources.

The volatility also provided us the opportunity to add several new names into the portfolio.  One example is Macys Inc., a retailer that that we first purchased nearly 50% below its 52 week high stock price.  Sales and earnings have contracted recently but we believe investors have overreacted.  The market cap of the stock is now below $13 billion.  However, estimates have placed the value of the real estate that the company owns north of $20 billion.  While there are risks to traditional retailers from internet-based competitors, we do not believe that Macy’s retail operations are worth negative $8 billion to the company’s market value.   The company remains profitable, pays a 3.6% dividend yield and sells at a below average valuation multiple.  Over time, we believe management will turn around the company and explore methods to unlock the value of the real estate holdings.

Going forward, we expect volatility to continue to impact markets.  Because of this, we have taken a more defensive position in regards to the Fund’s assets.  Thank you for your investment in the PSG Tactical Growth Fund.

Sincerely,

Jonathan Giordani

Portfolio Manager

Micheal Comeau, Minyanville.com

PSG TACTICAL GROWTH FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUALIZED TOTAL RETURNS AS OF 3/31/2016

	1 Year	3 Years	Since Inception *	Ending Value
PSG Tactical Growth Fund	-14.24%	-2.96%	-1.73%	$ 9,338
HFRX Absolute Return Index	0.58%	1.96%	1.84%	$ 10,742

* Date of commencement of investment operations (May 1, 2012).

This chart assumes an initial investment of $10,000 made on 5/1/2012 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (855)-866-9825.

PSG TACTICAL GROWTH FUND

GRAPHICAL ILLUSTRATION

MARCH 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund.  The underlying securities are represented as a percentage of the portfolio of investments.

Basic Materials
0.86%
Cash Equivalent
2.71%
Closed-End Funds
11.35%
Communication Services
0.96%
Consumer Cyclical
5.66%
Consumer Defensive
0.96%
Corporate Bonds
2.36%
Energy
4.14%
Exchange Traded Funds
7.74%
Exchange Traded Note
1.54%
Financial Services
14.71%
Healthcare
8.16%
Industrials
3.13%
Preferred Stocks
7.56%
Real Estate Investment Trusts
2.85%
Technology
1.57%
U.S. Treasury
23.74%

Per the fee table in the August 1, 2015 prospectus, the Fund’s total annual operating expense ratio was 2.35%.

Sectors are categorized using Morningstar® classifications.

Portfolio composition is subject to change.

Excludes securities sold short and written options.

	PSG Tactical Growth Fund
	Schedule of Investments
	March 31, 2016

Shares/Principal		Value

COMMON STOCKS - 40.93%

Air Transportation, Scheduled - 0.71%
2,416	Delta Air Lines, Inc. (a)	$ 117,611

Biological Products (No Diagnostic Substances) - 1.51%
1,662	Amgen, Inc. (b)	249,184

Cable & Other Pay Television Services - 2.31%
7,786	Twenty-First Century Fox, Inc. Class B	219,565
6,767	SoftBank Corp. ADR	161,765
		381,330
Construction - Special Trade Contractors - 0.67%
3,033	Chicago Bridge & Iron Company N.V. (Netherlands) (a)	110,977

Crude Petroleum & Natural Gas - 0.67%
1,190	California Resources Corp.	1,226
2,413	Total SA ADR	109,598
		110,824
Electronic & Other Electrical Equipment (No Computer Equipment) - 1.31%
6,800	General Electric Co. (a)	216,172

Electronic Computers - 1.60%
2,427	Apple, Inc.	264,519

Fire, Marine & Casualty Insurance - 5.77%
529	Alleghany Corp. *	262,490
5,698	American International Group, Inc. (a)	307,977
401	Fairfax Financial Holdings Ltd. (Canada) (a)	224,560
4,087	Loews Corp.	156,369
		951,396
Food & Kindred Products - 0.98%
4,031	Mondelez International, Inc. (b)	161,724

Insurance Agents, Brokers & Services - 1.58%
292	Markel Corp. *	260,338

Motor Vehicles & Passenger Car Bodies - 2.10%
11,008	General Motor Co. (a) (b)	345,981

National Commercial Banks - 5.78%
24,606	Bank of America Corp. (a) (b)	332,673
7,580	Citigroup, Inc. (b)	316,465
5,144	JPMorgan Chase & Co. (a) (b)	304,628
		953,766
Petroleum Refining - 3.55%
9,497	BP Plc. ADR (a)	286,619
9,006	PBF Energy, Inc. (b)	298,999
		585,618
Pharmaceutical Preparations - 4.51%
1,158	Allergan Plc. (Ireland) (a) *	310,379
6,223	Baxalta, Inc.	251,409
4,124	Zoetis, Inc.	182,817
		744,605
Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 0.88%
2,843	The Dow Chemical Co.	144,595

Retail-Auto Dealers & Gasoline Stations - 0.79%
2,566	CarMax, Inc. (b) *	131,123

Retail-Catalog & Mail-Order Houses - 0.72%
200	Amazon.com, Inc. (a) (b) *	118,728

Retail-Department Stores - 0.83%
3,112	Macy's, Inc. (a)	137,208

Security Brokers, Dealers & Flotation Companies - 0.03%
389	Credit Suisse Group AG ADR	5,497

Services-Auto Rental & Leasing (No Drivers) - 0.49%
7,729	Hertz Global Holdings, Inc. *	81,386

Services-Business Services, Nec - 1.84%
3,285	PayPal Holdings, Inc. (a) (b) *	126,801
9,181	The Western Union Co. (a)	177,101
		303,902
Services-Miscellaneous Health & Allied Services - 1.11%
2,502	DaVita Healthcare Partners, Inc. *	183,597

Surgical & Medical Instruments & Apparatus - 1.19%
4,760	Baxter International, Inc.	195,541

TOTAL COMMON STOCKS (Cost $6,351,251) - 40.93%		6,755,622

CLOSED-END MUTUAL FUNDS - 11.57%
8,487	Avenue Income Credit Strategies	93,018
15,591	BlackRock Corporate High Yield Fund, Inc.	155,442
6,445	BlackRock MuniYield Fund, Inc.	99,898
14,171	Blackstone/GSO Strategic Credit Fund	193,151
13,018	Dreyfus Strategic Municipals, Inc.	116,771
16,640	Eaton Vance Limited Duration Income Fund	219,315
8,278	Invesco Trust for Investment Grade Municipals Fund	115,726
13,362	John Hancock Preferred Income Fund II	284,076
9,498	PIMCO Dynamic Credit Income Fund	165,645
9,300	PIMCO Dynamic Income Fund	242,265
25,560	PIMCO Income Strategy Fund II	223,650
TOTAL CLOSED-END MUTUAL FUNDS (Cost $1,907,595) - 11.57%		1,908,957

CORPORATE BONDS - 2.40%

Bituminous Coal & Lignite Surface Mining - 0.55%
125,000	Consol Energy, Inc. 5.875%, 04/15/22	90,077

Crude Petroleum & Natural Gas - 0.21%
70,000	Chesapeake Energy Corp. 8.00%, 12/15/22	34,300

Radio Broadcasting Stations - 0.43%
50,000	iHeart Communications, Inc. 9.00%, 03/01/21	34,813
50,000	iHeart Communications, Inc. 9.00%, 12/15/19	37,000
		71,813
Telephone Communications (No Radio Telephone) - 1.21%
274,000	Sprint Capital Corp. 6.875%, 11/15/28	200,020

TOTAL CORPORATE BONDS (Cost $584,738) - 2.40%		396,210

EXCHANGE TRADED FUNDS - 7.88%
720	iShares Transportation Average	102,535
12,500	ProShares UltraPro Short S&P500 *	362,375
4,419	SPDR Gold Shares *	519,851
7,235	WisdomTree Japan Hedged Equity ETF	316,242
TOTAL EXCHANGE TRADED FUNDS (Cost $1,377,204) - 7.88%		1,301,003

EXCHANGE TRADED NOTE - 1.57%
9,566	JPMorgan Alerian MLP ETN	259,143
TOTAL EXCHANGE TRADED NOTE (Cost $331,141) - 1.57%		259,143

PREFERRED STOCKS - 7.70%

Electric Services - 0.32%
1,980	PPL Capital Funding, Inc., Series B, 5.90%, 4/30/73	52,529

Life Insurance - 0.74%
4,665	ING Group NV ADR 7.05%, 12/31/49	122,410

National Commercial Banks - 2.09%
1,617	Citigroup, Inc. Cap XIII, 7.875%, 10/30/40	42,511
4,338	First Horizon National Corp. PFD, Series A, 6.20%, Perpetual 4/10/18	110,879
2,943	Wells Fargo & Co. PFD, Series J, 8.00%, 12/31/49	82,551
4,219	Zions Bancorp PFD, Series G, 6.30%, Perpetual 3/15/23	108,808
		344,749
Personal Credit Institutions - 0.25%
1,635	HSBC Finance Corp., 6.36%, 12/31/49	41,006

Radio Telephone Communications - 0.76%
4,916	United States Cellular Corp. 6.95%, 5/15/60	125,702

Real Estate Investment Trusts - 3.04%
19,792	Vereit, Inc., Series F, 6.70%, 12/31/49	501,331

Telephone Communications (No Radio Telephone) - 0.50%
3,248	Qwest Corp., 7.375%, 6/01/51	82,921

TOTAL PREFERRED STOCKS (Cost $1,214,434) - 7.70%		1,270,648

REAL ESTATE INVESTMENT TRUSTS - 2.90%
2,542	American Tower Corp.	260,225
21,380	Annaly Capital Management, Inc.	219,359
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $423,971) - 2.90%		479,584

U.S. GOVERNMENT OBLIGATIONS - 24.20%
4,000,000	U.S. Government Treasury Bill, 0.00%, 09/15/2016	3,993,912
TOTAL FOR U.S. GOVERNMENT OBLIGATIONS (Cost $3,992,856) - 24.20%		3,993,912

MONEY MARKET FUND - 2.77%
456,610	Fidelity Institutional Treasury Only Money Market Class I 0.17% **	456,610
TOTAL MONEY MARKET FUND (Cost $456,610) - 2.77%		456,610

TOTAL INVESTMENTS IN SECURITIES (Cost $16,639,800) - 101.92%		$ 16,821,689

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.92)%		(316,747)

NET ASSETS - 100.00%		$ 16,504,942

ADR - American Depositary Receipt
* Represents non-income producing security.
** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at March 31, 2016.
(a) All or a portion of this security is held as collateral for securities sold short.
(b) Subject to written option contracts.

As of March 31, 2016, the diversification of countries was as follows:

	Country	Percentage of Net Assets

	Canada	1.36%
	France	0.66%
	Ireland	1.88%
	Japan	0.98%
	Netherlands	1.41%
	Switzerland	0.03%
	United Kingdom	1.74%
	United States	93.86%
		101.92%

The accompanying notes are an integral part of these financial statements.

PSG Tactical Growth Fund
Schedule of Options Written
March 31, 2016

	CALL OPTIONS WRITTEN *

Shares Subject	Underlying Security
to Call	Expiration Date/Exercise Price	Value

	Amazon.com, Inc.
200	April 2016 Call @ $580.00	$ 3,620

	Bank of America Corp.
4,300	May 2016 Call @ $14.00	1,548

	CarMax, Inc.
1,000	July 2016 Call @ $57.50	1,600

	Citigroup, Inc.
1,200	April 2016 Call @ $45.00	156

	General Motors Co.
3,600	April 2016 Call @ $33.00	1,116

	PayPal Holdings, Inc.
1,300	April 2016 Call @ $41.00	195

	PBF Energy, Inc.
2,000	April 2016 Call @ $35.00	1,100

	Total Call Options (Premiums Received $13,320)	$ 9,335

	PUT OPTIONS WRITTEN *

Shares Subject	Underlying Security
to Put	Expiration Date/Exercise Price	Value

	Amgen, Inc.
1,000	October 2016 Put @ $125.00	$ 3,920

	JPMorgan Chase & Co.
3,000	April 2016 Put @ $55.00	630

	Modelez International, Inc.
1,500	May 2016 Put @ $39.00	1,590

	Total Put Options (Premiums Received $18,017)	$ 6,140

TOTAL WRITTEN OPTIONS (Premium Received $31,337)		$ 15,475

* Represents non-income producing security.

The accompanying notes are an integral part of these financial statements.

	PSG Tactical Growth Fund
	Schedule of Securities Sold Short
	March 31, 2016

Shares		Value

COMMON STOCKS

Pharmaceutical Preparations
11,102	Pfizer, Inc.	$ 329,063
1,491	Shire Plc. (Ireland)	256,303
		585,366
Retail-Catalog & Mail-Order Houses
1,256	Wayfair, Inc. *	54,284

Rubber & Plastics Footwear
1,500	Deckers Outdoor Corp. *	89,865

Services-Business Services
1,027	Athenahealth, Inc. *	142,527

Services-Computer Processing & Data Preparation
939	Proofpoint, Inc. *	50,499

Telegraph & Other Message Communications
1,000	j2 Global, Inc.	61,580

Wholesale-Drugs Proprietaries & Druggists' Sundries
1,580	Herbalife Ltd. (Cayman Islands) *	97,265

TOTAL COMMON STOCKS (Proceeds $1,056,849)		1,081,386

EXCHANGE TRADED FUNDS
14,679	Financial Select Sector SPDR	330,278
2,371	iShares 20+ Year Treasury Bond	309,676
6,332	iShares Russell 2000 Index	700,509
3,155	PowerShares QQQ	344,526
4,968	SPDR S&P 500	1,021,023
TOTAL EXCHANGE TRADED FUNDS (Proceeds $2,624,332)		2,706,012

TOTAL SECURITIES SOLD SHORT (Proceeds $3,681,181)		$ 3,787,398

ADR - American Depositary Receipt
* Represents non-income producing security.

The accompanying notes are an integral part of these financial statements.

PSG Tactical Growth Fund
Statement of Assets and Liabilities
March 31, 2016

Assets:
Investments in Securities, at Value (Cost $16,639,800)	$ 16,821,689
Cash	2,181
Deposit with Broker for Securities Sold Short and Options Written	3,445,649
Receivables:
Dividends and Interest	38,494
Portfolio Securities Sold	33,987
Shareholder Purchases	2,000
Prepaid Expenses	5,886
Total Assets	20,349,886
Liabilities:
Options Written, at Value (Premium Received $31,337)	15,475
Securities Sold Short, at Value (Proceeds $3,681,181)	3,787,398
Payables:
Advisory Fees	16,889
Distribution Fees	429
Trustee Fees	911
Accrued Expenses	23,691
Shareholder Redemptions	151
Total Liabilities	3,844,944
Net Assets	$ 16,504,942

Net Assets Consist of:
Paid In Capital	$ 18,552,401
Distributions in Excess of Net Investment Income	(4,852)
Accumulated Realized Loss on Investments	(2,134,141)
Unrealized Appreciation in Value of Investments	91,534
Net Assets	$ 16,504,942

Shares Outstanding (Unlimited shares authorized with no par value)	1,808,463

Net Asset Value, Offering and Redemption Price Per Share	$ 9.13

The accompanying notes are an integral part of these financial statements.

PSG Tactical Growth Fund
Statement of Operations
For the Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $9,682)	$ 557,789
Interest	44,792
Total Investment Income	602,581

Expenses:
Advisory Fees (Note 4)	247,202
Transfer Agent & Accounting Fees	32,104
Distribution (12b-1) Fees (Note 4)	37,354
Registration Fees	6,514
Audit Fees	16,000
Insurance Fees	7,093
Miscellaneous Fees	4,403
Custodial Fees	5,958
Legal Fees	30,703
Trustee Fees (Note 4)	8,000
Printing and Mailing	1,433
Interest Expense	35,040
Dividend Expense	23,588
Total Expenses	455,392

Net Investment Income	147,189

Realized Gain/(Loss) on:
Investments in Securities	(1,909,109)
Options Written	16,125
Capital Gains from Underlying Investment Companies	53,357
Securities Sold Short	(141,878)
Net Realized Loss on Investments	(1,981,505)

Change in Unrealized Appreciation/(Depreciation) on:
Investments in Securities	(1,372,393)
Options Written	15,862
Securities Sold Short	99,135
Net Change in Unrealized Depreciation	(1,257,396)

Net Realized and Unrealized Loss on Investments	(3,238,901)

Net Decrease in Net Assets Resulting from Operations	$ (3,091,712)

The accompanying notes are an integral part of these financial statements.

PSG Tactical Growth Fund
Statements of Changes in Net Assets

	Years Ended
	3/31/2016	3/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 147,189	$ 123,158
Net Realized Gain (Loss) on Investments	(1,981,505)	88,401
Net Change in Unrealized Depreciation on Investments	(1,257,396)	(468,935)
Net Decrease in Net Assets Resulting from Operations	(3,091,712)	(257,376)

Distributions to Shareholders From:
Net Investment Income	(150,272)	(317,553)
Net Realized Gains	-	(2,025)
Total Distributions	(150,272)	(319,578)

Capital Share Transactions (Note 5)	(4,583,185)	3,730,801

Total Increase (Decrease) in Net Assets	(7,825,169)	3,153,847

Net Assets:
Beginning of Year	24,330,111	21,176,264

End of Year (including undistributed/distributions in excess of net investment income (loss) of	$ 16,504,942	$ 24,330,111
$(4,852) and $8,593, respectively).

The accompanying notes are an integral part of these financial statements.

PSG Tactical Growth Fund
Financial Highlights
Selected data for a share outstanding throughout each period presented.

	Years Ended				Period Ended	(a)
	3/31/2016	3/31/2015		3/31/2014	3/31/2013

Net Asset Value, at Beginning of Period	$ 10.74	$ 11.00		$ 10.22	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.07	0.06		0.12	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	(1.60)	(0.18)		0.66	0.27
Total from Investment Operations	(1.53)	(0.12)		0.78	0.22

Distributions from:
Net Investment Income	(0.08)	(0.14)		-	-
Net Realized Gains	-	-	†	-	-
Total Distributions	(0.08)	(0.14)		-	-

Redemption Fees	-	-		-	-	†

Net Asset Value, at End of Period	$ 9.13	$ 10.74		$ 11.00	$ 10.22

Total Return **	(14.24)%	(1.02)%		7.63%	2.20%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 16,505	$ 24,330		$ 21,176	$ 16,900
Before Waiver/Recoupment
Ratio of Expenses to Average Net Assets	2.31%	2.17%		2.46%	2.28%	(c)
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short	2.00%	1.84%		1.95%	2.14%	(c)
Ratio of Dividend Expense and Interest Expense on Securities Sold Short to Average Net Assets	0.29%	0.33%		0.51%	0.14%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.75%	0.57%		1.22%	(0.74)%	(c)
After Waiver/Recoupment
Ratio of Expenses to Average Net Assets	2.31%	2.20%		2.51%	2.14%	(c)
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short	2.00%	1.87%		2.00%	2.00%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.75%	0.54%		1.17%	(0.60)%	(c)
Portfolio Turnover	114.96%	93.36%		52.58%	41.58%	(b)

(a) For the period May 1, 2012 (commencement of investment operations) through March 31, 2013.
(b) Not Annualized
(c) Annualized
* Per share net investment income (loss) has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions, if any.
† Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

NOTE 1. ORGANIZATION

The PSG Capital Management Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, and organized on December 21, 2011, as a Delaware Statutory Trust.  The Trust currently consists of one series of units of beneficial interest (“shares”), the PSG Tactical Growth Fund (the “Fund”).  The Board of Trustees may classify and reclassify the shares of the Fund into one or more classes of shares at a future date. The Fund is a non-diversified fund. The investment advisor to the Fund is PSG Investment Advisors, LLC (the "Advisor").

The Fund seeks total return from income and capital appreciation with an emphasis on absolute return.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

CASH: The Fund maintains its cash in an account at its custodian bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and believes it is not exposed to any significant credit risk on its cash deposits. A portion of cash is segregated as collateral for securities sold short and is included in "Deposit with Broker for Securities Sold Short and Options Written" on the Statement of Assets and Liabilities.

SECURITY VALUATION: The Fund’s securities are valued at current market prices.  Investments in securities traded on a principal exchange (U. S. or foreign) and on the NASDAQ National Market System are generally valued by the pricing service at the last quoted sale price on the exchange on which the securities are traded as of the close of business on the day the securities are being valued. Lacking any sales, investments are generally valued by the pricing service at their last bid price.  Securities for which market values are not readily available, or for which the Advisor believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, or when there is a particular event that may affect the value of a security), such securities are valued as determined in good faith by the Advisor at their fair values pursuant to guidelines established by the Board of Trustees, and under the ultimate oversight of the Board of Trustees.  Short-term fixed income securities with remaining maturities of 60 days or less and of sufficient credit quality, are valued at amortized cost.

For options and futures contracts, under normal circumstances, closing bid and ask option quotations are considered to be reflective of the option contract values as of the close of the regular session of trading on the New York Stock Exchange (the “stock market close”), and will be used to determine fair value of the contracts.  Options and futures contracts listed for trading on a securities exchange (whether domestic or foreign and, for purposes of these procedures, including the NASDAQ) or board of trade for which market quotations are readily available shall be valued:

(i)

at the last quoted sales price or, in the absence of a sale

(ii)

at the mean of the last bid and asked prices.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

SHARE VALUATION:  The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV is divided by the total number of shares outstanding to determine the NAV of each share.

SECURITY TRANSACTIONS: Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Non cash dividend income is recorded at the fair market value of securities received. Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES: The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded, related to uncertain tax positions taken in open tax years (2013 - 2015) or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2016, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.  Distributions to shareholders, are determined in accordance with income tax regulations. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

NOTE 3. SECURITY VALUATIONS

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs, including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.
•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2016:

Investments in Securities	Level 1	Level 2	Level 3	Total
(Assets)
Common Stocks	$ 6,755,622	$ -	$ -	$ 6,755,622
Closed-End Mutual Funds	1,908,957	-	-	1,908,957
Corporate Bonds	-	396,210	-	396,210
Exchange Traded Funds	1,301,003	-	-	1,301,003
Exchange Traded Note	259,143	-	-	259,143
Preferred Stocks	1,270,648	-	-	1,270,648
Real Estate Investment Trusts	479,584	-	-	479,584
U.S. Government Obligations	-	3,993,912	-	3,993,912
Short-Term Investments	456,610	-	-	456,610
Total	$ 12,431,567	$ 4,390,122	$ -	$ 16,821,689

Investments in Securities Sold Short	Level 1	Level 2	Level 3	Total
(Liabilities)
Common Stocks	$ (1,081,386)	$ -	$ -	$ (1,081,386)
Exchange Traded Funds	(2,706,012)	-	-	(2,706,012)
Call Options Written	-	(9,335)	-	(9,335)
Put Options Written	-	(6,140)	-	(6,140)
Total	$ (3,787,398)	$ (15,475)	$ -	$ (3,802,873)

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the year ended March 31, 2016. There were no significant transfers into or out of Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 4. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISOR: The Advisor serves as investment advisor to the Fund pursuant to a management agreement with the Trust (the “Agreement”).  Subject to the authority of the Board, the Advisor is responsible for management of the Fund's investment portfolio.  The Advisor is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions and as compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.25% of the average daily net assets of the Fund during the term of the Agreement. For the year ended March 31, 2016, the Fund incurred advisory fees of $247,202.  As of March 31, 2016, the Fund owed the Advisor $16,889, an amount which consisted of accrued but unpaid investment advisory fees.

The Advisor has contractually agreed to waive management fees and/or reimburse expenses to limit Fund expenses, until July 31, 2017, so that the total annual operating expenses (exclusive of any taxes, borrowing costs (such as interest and dividend expenses on securities sold short), brokerage fees and commissions, indirect expenses such as expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation or expenses in connection with a merger or reorganization) of the Fund do not exceed 2.00% of average daily net assets.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit.  This agreement may be terminated only by the Board of Trustees, on 60 days written notice to the Advisor. For the year ended March 31, 2016, no fees were waived pursuant to the agreement. As of March 31, 2016, there were no fee waivers or expense reimbursements that could potentially be recouped in future periods.

UNDERWRITER FEES: Arbor Court Capital, LLC (the "Underwriter") acts as the Fund's principal underwriter in a continuous offering of the Fund's shares. The Underwriter is an affiliate of MSS. For the year ended March 31, 2016, the Fund paid $19,934 to Arbor Court Capital, LLC for distribution fees pursuant to the Rule 12b-1 Plan described below.

TRUSTEE FEES: The Fund pays a total annual fee of $4,000 to each Trustee who is not affiliated with the Trust or Advisor. Representatives of the Advisor serve as interested trustees and officers of the Trust, and they are not paid by the Trust or the Fund for these efforts.

DISTRIBUTION FEES: The Fund has adopted a Rule 12b-1 plan (the "Plan") which allows it to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  The maximum level of distribution expenses is 0.25% per year of the Fund’s average daily net assets.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Plan has been approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Independent Trustees. For the year ended March 31, 2016, the Fund incurred distribution fees of $37,354.  As of March 31, 2016, there were $429 in distribution fees accrued that remain available for payment for authorized activities under the Plan.

NOTE 5. BENEFICIAL INTEREST TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares of beneficial interest.

Transactions in shares of beneficial interest were as follows:

	For the Year Ended March 31, 2016		For the Year Ended March 31, 2015
	Shares	Capital	Shares	Capital
Shares sold	998,111	$ 9,334,066	527,149	$ 5,762,209
Shares reinvested	14,410	132,860	25,297	265,878
Shares redeemed	(1,468,599)	(14,050,111)	(213,556)	(2,297,286)
Net Increase (Decrease)	(456,078)	$ (4,583,185)	338,890	$ 3,730,801

NOTE 6. OPTIONS

Transactions in written options during the year ended March 31, 2016, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at March 31, 2015	-	$ -
Options written	1,339	108,717
Options exercised	(132)	(11,980)
Options expired	(281)	(25,005)
Options terminated in closing purchase transaction	(735)	(40,395)
Options outstanding at March 31, 2016	191	$ 31,337

All derivatives held during the year contained equity risk exposure. The location on the statement of assets and liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Financial Investment Type	Location	Value

Options Written	Options Written, at value	$ 15,475

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2016, by the Fund are recorded in the following locations in the Statement of Operations:

Financial Investment Type	Location	Realized Gain/(Loss)	Location	Unrealized Gain
Options Purchased	Realized Loss on Investments	$37,549	Change in Unrealized Appreciation on Investments	$ -
Options Written	Realized Gain on Options Written	$ 16,125	Change in Unrealized Appreciation on Options Written	$ 15,862

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

The options outstanding as of March 31, 2016, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on the options during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of option activity.

NOTE 7. INVESTMENT TRANSACTIONS

For the year ended March 31, 2016, purchases and sales of investment securities other than U.S. Government Obligations, short-term investments, Corporate Bonds, options, and securities sold short aggregated $20,183,504 and $26,175,796, respectively. Purchases and sales of Corporate Bonds aggregated $231,885 and $80,019, respectively.  Purchases and sales of U.S. Government Obligations aggregated $4,489,992 and $498,950, respectively. Purchases and sales of securities sold short aggregated $10,381,122 and $11,912,608, respectively.  Purchases and sales of investments in options aggregated $221,326 and $258,875, respectively. Purchases and sales of options written aggregated $61,255 and $108,717, respectively.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

NOTE 9. TAX MATTERS

At March 31, 2016, the cost of investments for federal income tax purposes was $12,924,128 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$ 1,124,502
Unrealized depreciation	(1,029,814)
Net unrealized appreciation	$ 94,688

On December 22, 2015, the Fund declared an income distribution of $0.08155 per share.  The distribution was paid on December 22, 2015 to shareholders of record on December 21, 2015.  The tax character of the $150,272 paid was ordinary income.

On December 22, 2014, the Fund declared an income distribution of $0.1442 per share, and a long term capital gain distribution of $0.00092.  The distribution was paid on December 22, 2014 to shareholders of record on December 19, 2014.  The tax character of the $319,578 paid was $317,570 ordinary income and $2,008 realized gain.

As of March 31, 2016 the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	$ (1,376,117)
Net Unrealized Appreciation of Investments	94,688
Other Book/Tax Differences	(766,030)
Total	$ (2,047,459)

The difference between book and tax basis unrealized appreciation is attributable primarily due to income/loss flow through from grantor trusts.  The Fund elects to defer to its fiscal year ending March 31, 2016, $758,381 of capital losses recognized during the period from November 1, 2015 to March 31, 2016. The current deferred late year ordinary loss was $7,649. These losses will be recognized for tax purposes on the first business day of the Fund’s nest fiscal year, April 1, 2016.

For the year ended March 31, 2016, the Fund recorded the following reclassification to the accounts listed below.  The reclassifications were primarily as a result of the differing book/tax treatment of certain investments and expenses and had no effect on Net Assets or the Net Asset Value per share.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Losses

$ (10,362)	$ 10,362

NOTE 10. CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2016, National Financial Services, LLC, in omnibus accounts, in aggregate, was the owner of record of approximately 99.48% of the Fund and may be deemed to control the Fund by virtue of its authority over Fund shares.

NOTE 11. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of PSG Capital Management Trust

and the Shareholders of PSG Tactical Growth Fund

We have audited the accompanying statement of assets and liabilities of the PSG Tactical Growth Fund, including the schedule of investments, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period May 1, 2012(commencement of operations) to March 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PSG Tactical Growth Fund as of March 31, 2016, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended and for the period May 1, 2012 to March 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 26, 2016

PSG TACTICAL GROWTH FUND

EXPENSE ILLUSTRATION

MARCH 31, 2016 (UNAUDITED)

Expense Example

As a shareholder of the PSG Tactical Growth Fund (the "Fund"), you incur ongoing costs which typically consist of management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2015 through March 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2015	March 31, 2016	October 1, 2015 to March 31, 2016

Actual	$1,000.00	$988.28	$11.63
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.30	$11.78

* Expenses are equal to the Fund's annualized expense ratio of 2.34%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PSG TACTICAL GROWTH FUND

TRUSTEES & OFFICERS

MARCH 31, 2016 (UNAUDITED)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Robert H. Carson** 1965	Trustee and President since December 2011, indefinite term	Managing Partner, Planning Solutions Group, LLC (9/01-present); Managing Partner, PSG Companies, LLC (11/10-present); Managing Partner, PSG Family Office, LLC (11/10-present); President and CEO, PSG Investment Advisors, LLC (12/11-present)	1	none
Jonathan V. Giordani** 1974	Trustee and Treasurer since March 2012, indefinite term	Chief Investment Officer, Planning Solutions Group, LLC (12/05-present); Chief Investment Officer, PSG Investment Advisors, LLC (12/11-present)	1	none
Lauren G. Gretchen 1973	Chief Compliance Officer and Secretary since December 2011, indefinite term	CCO, PSG, LLC (3/11-present); Chief Compliance Officer, PSG Investment Advisors, LLC (12/11-present); Licensing, Morningstar (7/10-2/11)	n/a	n/a

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Meredith M. Haussler 1964	Trustee since March 2012, indefinite term	Accountant, Haussler & Associates, LLC (1/01-present)	1	none
Paul R. Lucas 1969	Trustee Since March 2012, indefinite term	Physician – Vascular Surgeon (7/02-present)	1	none

* The term "Fund Complex" refers to the PSG Capital Management Trust.

** Mr. Carson and Mr. Giordani are each an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with the Fund's Advisor.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which is available free of charge by calling the Fund at 1-855-866-9825.

PSG TACTICAL GROWTH FUND

ADDITIONAL INFORMATION

MARCH 31, 2016 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-866-9825, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-866-9825 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Statement of Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free at 1-855-866-9825 to request a copy of the SAI or to make shareholder inquiries.

Advisory Agreement Renewal - In connection with a regular meeting of the Board of Trustees (the “Board” or the “Trustees”) of the PSG Capital Management Trust (the “Trust”) held on March 3, 2016, the Trustees considered the renewal of the investment advisory agreement between PSG Investment Advisors, LLC (the “Advisor”) and the Trust (the “Management Agreement”), with respect to the PSG Tactical Growth Fund (the “Fund”).  In connection with their consideration of the renewal of the Management Agreement, the Trustees received materials from the Advisor specifically relating to the Management Agreement.

Nature, Extent, and Quality of Services. The Trustees reviewed the organizational structure of the Advisor and the key personnel responsible for servicing the Fund and noted that there had been no changes to the investment team.  The Trustees noted the Advisor recently added an additional member to its portfolio management team adding perspective in growth and technology stocks which has the potential to benefit the Fund.  The Trustees agreed that the Fund’s portfolio manager is skilled and committed to the Fund’s strategy and success.  They further agreed that the Advisor maintains a well-run organization staffed by experienced professionals, and has done a good job navigating a very difficult market.  The Trustees noted the Advisory has maintained a conservative and consistent adherence to the Fund’s strategy and objective.  They noted that the Advisor has exhibited a strong compliance culture, led by an experienced and detail oriented Chief Compliance Officer. The Trustees also noted that the Advisor appears to understand and properly monitor the Fund’s key risks.  After further consideration of the services provided by the Advisor, in addition to the Trustees’ positive experience with the Advisor since the Fund’s inception, the Board concluded that the Advisor has and has the ability to continue to provide quality service to the Fund.

Performance.  The Trustees noted the Fund returned -11.49% for the one year period and -1.56% for the since inception (May 1, 2012) period, underperforming its peer group, Morningstar category average, and benchmark, the HFRX Absolute Return Index (“HFRX”).  The Board noted positively, however, that the Fund outperformed HFRX and peer group for its since inception period. The Trustees considered that the Fund’s recent challenges amount to a flat 4th quarter in 2015 following a “perfect storm”, as described by the Advisor, in third quarter marked by tremendous volatility which detracted significantly from strong first and second quarter performance.  They considered positively that, despite an “extreme bear market,” because the Advisor had not allocated 100% of the Fund’s portfolio to equity securities, the Fund faired better than equity markets as a whole.  They noted the Advisor continues to decrease the Fund’s equity positions during this period of volatility.  The Trustees noted the Advisor confirmed it remains confident in the Fund’s strategy over a fully market cycle.  The Trustees agreed that the Advisor continues to closely monitor markets and, adhering to the Fund’s strategy, has been nimble in its approach to the ongoing management of the Fund despite recent challenges of the last two calendar quarters.  The Board agreed that it continues to have faith in the Advisor and its approach to the management of the Fund.  The Trustees concluded that the Fund’s performance was acceptable.

Fees and Expenses.  The Trustees noted the Advisor charges an annual advisory fee of 1.25%, which was higher than the peer group and Morningstar category averages.  They noted that although the Fund’s advisory fee is higher than its benchmarks and among the highest in its peer group, it is within the range of fees charged by Morningstar category funds (0.39% - 1.45%).  They observed that the peer fund identified by the Advisor as most similar to the Fund charged an advisory fee of 1.26%.  The Trustees considered that the Fund has a smaller asset base relative to the funds in the category which may enable the larger funds to achieve some economies of scale and a reduction of fees.  After further discussion, and in consideration of the additional time and resources necessary to execute the Fund’s strategy, the Board concluded that the management fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the Advisor.  They noted the Advisor realized a profit in connection with its relationship with the Fund during the previous year.  The Trustees considered that the Advisor invested significant capital in connection with the launch of the Fund, waived a portion of its fees during the initial years following the Fund’s launch, and continues to waive a portion of its fees.  They also considered that the Advisor did not account for certain indirect expenses in its profitability analysis including rent, equipment, and the compensation of partners which, they agreed would decrease Advisor’s overall profitability.  They noted the Advisor has contractually agreed to continue to waive its fees to the extent necessary to limit Fund fees and expenses.  After further discussion, the Trustees concluded the Advisor’s profitability was not excessive.

Economies of Scale.  The Trustees considered whether economies of scale had been realized with respect to the management of the Fund.  They noted that the Fund’s AUM had increased moderately during the year, but had not yet reached scalable levels.  The Trustees further noted the Advisor’s projected AUM for the Fund and the Advisor’s representation that it would consider breakpoints in the future as the Fund’s assets grow.  After discussion, it was the consensus of the Trustees that based on the current size of the Fund, breakpoints were not appropriate at this time.  The Trustees agreed to continue to monitor and revisit the matter as the Fund continues to grow.

Conclusion.  Having requested and received such information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee structure is reasonable and that renewal of the Management Agreement is in the best interests of the Trust and shareholders of the Fund.

PRIVACY NOTICE

PSG CAPITAL MANAGEMENT TRUST (THE "TRUST")

Rev. January 2012

FACTS	WHAT DOES THE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does the Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-855-866-9825.

PRIVACY NOTICE (continued)

Page 2

What we do:
How does the Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • The Trust does not share with affiliates so they can market to you.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

INVESTMENT ADVISOR

PSG Investment Advisors, LLC

8161 Maple Lawn Blvd., Suite 400

Maple Lawn, MD 20759

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

CUSTODIAN

Huntington National Bank

7 Easton Oval

Columbus, OH 43219

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

DISTRIBUTOR

Arbor Court Capital, LLC

2000 Auburn Drive, Suite 120

Cleveland, OH 44122

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2016

$ 13,750

FY 2015

$ 13,750

(b)

Audit-Related Fees

Registrant

FY2016

$ 0

FY2015

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2016

$ 2,000

FY 2015

$ 2,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2016

$ 0

FY 2015

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2016

$ 2,000

FY 2015

$ 2,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PSG CAPITAL MANAGEMENT TRUST

By:

/s/ Robert H. Carson

Robert H. Carson

Trustee, President and Principal Executive Officer

Date: June 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Jonathan V. Giordani

Jonathan V. Giordani

Trustee, Treasurer and Principal Financial Officer

Date: June 1, 2016